UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 10, 2015, Bill Barrett Corporation (the “Company”) issued a press release announcing a revised 2015 capital budget predominately for an expanded Denver-Julesburg Basin drilling program and management’s outlook.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 10, 2015, the Company issued a press release announcing the commencement of an “at-the-market” offering program, pursuant to which it may offer and sell from time to time and at its discretion shares of its common stock having an aggregate gross sales price of up to $100 million under an equity distribution agreement entered into by and between the Company and Goldman, Sachs & Co., as manager (the “EDA”).  A copy of the EDA is included as Exhibit 1.1 to the Company’s Current Report on Form 8-K previously filed on June 10, 2015. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

All statements in the press releases, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this report (including Exhibits 99.1 and 99.2) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press release dated June 10, 2015.

99.2	Press release dated June 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2015	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 10, 2015.

99.2	Press release dated June 10, 2015.